Exhibit 32.15



          Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of Spectrum Organic Products, Inc. (the "Company") for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Fowles, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report presents fairly, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Robert B. Fowles
                                               -------------------------
                                               Robert B. Fowles
                                               Chief Financial Officer
                                               August 1, 2005



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.